                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /      Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/      Definitive Proxy Statement
/ /      Definitive Additional Materials
/ /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12

                       BOSTON RESTAURANT ASSOCIATES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
/X/      No fee required.
/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

         2)       Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

         5)       Total fee paid:

         -----------------------------------------------------------------------
/ /      Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  --------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  --------------------------------------------------------------

         3)       Filing Party:
                  --------------------------------------------------------------

         4)       Date Filed:

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
                       BOSTON RESTAURANT ASSOCIATES, INC.
                        TO BE HELD ON 13 SEPTEMBER, 1999

                                 ---------------

         The Annual Meeting of Stockholders of Boston Restaurant Associates, Inc., a Delaware corporation (the "Company"), will be held on Monday, 13 September, 1999 at 10:00 a.m., local time, at the offices of Brown, Rudnick, Freed & Gesmer, 18th Floor, One Financial Center, Boston, Massachusetts 02111, for the following purposes:

         1. To elect seven directors to serve for the ensuing year and until their successors are duly elected and qualified.

         2. To consider and act upon a proposal to ratify the appointment of BDO Seidman LLP as auditors for fiscal year 2000.

         3. To consider and act upon any matters incidental to the foregoing purposes and any other matters which may properly come before the meeting or any adjourned session thereof.

         The foregoing items are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on 3 August, 1999 as the record date for determining the stockholders entitled to notice of, and to vote at, the meeting and any continuation or adjournment thereof. Any stockholder attending the meeting may vote in person even if he or she returned a proxy.

                       By Order of the Board of Directors

                           GORDON R. PENMAN, Secretary
Boston, Massachusetts
13 August, 1999

                             YOUR VOTE IS IMPORTANT

YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, SO THAT IF YOU ARE UNABLE TO ATTEND THE MEETING YOUR SHARES MAY NEVERTHELESS BE VOTED. EVEN IF YOU HAVE GIVEN YOUR PROXY, THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

                       BOSTON RESTAURANT ASSOCIATES, INC.
                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON 13 SEPTEMBER, 1999

         This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Boston Restaurant Associates, Inc., a Delaware corporation (the "Company") with its principal executive offices at 999 Broadway, Saugus, Massachusetts 01906, for use at the Annual Meeting of Stockholders to be held on Monday, 13 September, 1999 at 10:00 a.m., local time, or at any continuation or adjournment thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Meeting will be held at the offices of Brown, Rudnick, Freed & Gesmer, 18th Floor, One Financial Center, Boston, Massachusetts 02111. Proxies are being solicited on behalf of the Board of Directors of the Company and the cost of such solicitation will be borne by the Company. Certain of the directors, officers and employees of the Company may solicit proxies by correspondence, telephone or in person, without extra compensation. The Company may also pay to banks, brokers, nominees and certain other fiduciaries their reasonable expenses incurred in forwarding proxy material to the beneficial owners of the securities held by them. It is expected that this proxy statement and the accompanying proxy will be first mailed to stockholders on or about
13 August, 1999.

         Only stockholders of record at the close of business on 3 August, 1999 will be entitled to receive notice of, and to vote at, the Meeting. As of that date, there were outstanding and entitled to vote 7,060,170 shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Company. Each such stockholder is entitled to one vote for each share of Common Stock held on that date and may vote such shares either in person or by proxy.

         The enclosed proxy card, if executed and returned, will be voted as directed on the proxy card or, in the absence of such direction, for the election of the nominees as directors and in favor of Proposal No. 2. The Company knows of no other matters to be submitted to the Meeting. If any other matters properly come before the Meeting, the persons named on the enclosed proxy card will vote the shares represented thereby on such matters in accordance with their best judgment. The proxy may be revoked at any time prior to exercise by filing with the Secretary of the Company a written revocation, by executing a proxy with a later date, or by attending and voting at the Meeting.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         At the Meeting, seven directors are to be elected to serve until the 2000 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified. The persons listed in the table below have been nominated by the Board of Directors for election as directors.

         Each of the nominees is currently serving as a director of the Company. In the unanticipated event that any nominee should be unable or declines to stand for election at the Meeting, the proxies will be voted for such substitute nominees, if any, as the present Board of Directors may designate. The nominees have not been nominated pursuant to any arrangement or understanding with any person.

         The following table sets forth certain information with respect to the nominees.


                                                                                                Director
Name                                Age                       Position                           Since
----                                ---                       --------                           -----
George R. Chapdelaine               54                        Chief Executive Officer,           1994
                                                              President and Director

Joseph J. Caruso (1)(2)             56                        Director                           1994

Roger Lipton                        58                        Director                           1996

Kathleen Mason(1)(2)                50                        Director                           1998

John P. Polcari, Jr.                68                        Director                           1994

Lucille Salhany                     52                        Director                           1996

Terrance Smith (1)                  53                        Director                           1990



-------------
(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.

         Mr. Chapdelaine was elected President, Chief Executive Officer and a director of the Company in April 1994. Mr. Chapdelaine joined a predecessor of the Company in 1982 and served as its President, Chief Executive Officer and a director until it was acquired by the Company in April 1994. Prior to 1982, Mr. Chapdelaine worked in the food service industry in various capacities, including as an independent marketing consultant, a general manager of the Food Service division for H.P. Hood, Inc. and a sales manager for Chiquita Brands, a subsidiary of United Brands. Mr. Chapdelaine holds an MBA from Clark University and graduated with a B.S. in Hotel and Restaurant Management from Oklahoma State University.

         Mr. Caruso has been the President of Bantam Group, Inc., a business advisory firm he founded, since its inception in 1986. Mr. Caruso is presently a member of the boards of directors of Audiofile, Inc., Corion Corporation, Holometrix, Inc. and Tytronics, Inc. and served on the board of directors of Coffee Connection, Inc. from 1991 to 1994. Mr. Caruso is a graduate of Northeastern University and the Harvard Business School.

         Mr. Lipton has been Managing Director of Axiom Capital Management, Inc., an investment banking firm specializing in the restaurant, franchising and retailing industries, and a NASD broker/dealer, since February 1995. From 1981 until February 1995 he was Managing Director of Ladenburg, Thalmann & Co., Inc., also an investment banking firm.

         Ms. Mason was Chairman, President, and CEO of Cherry & Webb from 1992 through 1997. Ms. Mason was President of HomeGoods, Inc., a subsidiary of TJ Maxx Companies until June 1, 1999. Presently, Ms. Mason is Chief Merchandising Officer of the Filene's Basement Corp. and President of the Filene's Basement division.

         Mr. Polcari was a founder of Pizzeria Regina, Inc. He is a recipient of the National Restaurant Association's state restaurateur of the year award for the Commonwealth of Massachusetts. Mr. Polcari is the spouse of Ms. Salhany.

         Ms. Salhany is the former President and CEO of United Paramount Network. She is currently engaged in the consulting business. Ms. Salhany is the spouse of Mr. Polcari.

         Mr. Smith has been President of Chi Chi's International Operations, Inc., since 1998. Currently, Mr. Smith is also President and a director of Tumbleweeds International, LLC, and a director of Oldenberg, Inc.

         The term of office of each director of the Company ends at the next annual meeting of the Company's stockholders or when his successor is duly elected and qualified.

MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors held four meetings during the fiscal year ended April 25, 1999. The Board of Directors also acted on several occasions by unanimous written consent in lieu of special meetings. Each current director attended at least 75% of the aggregate number of all meetings of the Board of Directors and committees of which he or she was a member during such fiscal year.

         The Board of Directors has an Audit Committee, currently composed of Ms. Mason and Messrs. Smith and Caruso. The functions performed by this Committee include recommending to the Board of Directors the engagement of the independent auditors, reviewing the scope of internal controls and reviewing the implementation by management of recommendations made by the independent auditors.

         The Board of Directors has a Compensation Committee, currently composed of Ms. Mason and Mr. Caruso. The functions of the Compensation Committee include determining salaries, incentive plans, benefits and overall compensation.

         The Audit and Compensation Committees were established in June 1994. Each of those committees held one meeting during the fiscal year ended April 25, 1999.

         The Board of Directors does not have a nominating committee. Nominations of directors are considered by the whole Board of Directors.

COMPENSATION OF DIRECTORS

         Directors of the Company do not receive cash compensation for their services as directors. The Company provides health insurance benefits to its directors and reimburses them for their out-of-pocket expenses in attending Board meetings. In addition, nonemployee directors are eligible for the grant of stock options under the 1994 Nonemployee Directors Stock Option Plan. Messrs. Caruso, Smith and Richard Reeves (a current director who has chosen not to stand for re-election) and Ms. Mason each received options to purchase 20,000 shares of common stock in fiscal 1999 under the Nonemployee Directors Stock Option Plan. The Company also enters into indemnification agreements with each of its directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of 15 July, 1999 by (i) each person who is known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each director and nominee for director of the Company, (iii) each person named in the Summary Compensation Table below, and (iv) all current executive officers and directors of the Company, as a group. This information is based upon information provided by the named person. Unless otherwise indicated below, to the knowledge of the Company all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent shared by spouses under applicable law.


----------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS                           NUMBER OF SHARES                      PERCENTAGE OF OUTSTANDING
                                           BENEFICIALLY OWNED                    SHARES
----------------------------------------------------------------------------------------------------------------------
George R. Chapdelaine (1) (2)
c/o Boston Restaurant Associates, Inc.
999 Broadway
Saugus, MA 01906
                                           1,097,063                             14.8%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Joseph J. Caruso (3)
c/o Boston Restaurant Associates, Inc.
999 Broadway
Saugus, MA 01906
                                              83,000                              1.2%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Roger Lipton (4)
983 Park Avenue
New York, NY  10028                        1,424,377                             19.2%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Kathleen Mason (5)
c/o Boston Restaurant
Associates, Inc.
999 Broadway
Saugus, MA 01906                              24,000                               *
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
John P. Polcari, Jr. (1)(6)
c/o Boston Restaurant Associates, Inc.
999 Broadway
Saugus, MA 01906
                                           1,133,503                             15.6%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Richard Reeves (7)
c/o Blue Door Enterprises
1230 Liberty Bank Lane
Suite 220
Louisville, KY 40223                         178,500                              2.5%
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS                           NUMBER OF SHARES                      PERCENTAGE OF OUTSTANDING
                                           BENEFICIALLY OWNED                    SHARES
----------------------------------------------------------------------------------------------------------------------
Lucille Salhany (1)(8)
c/o Boston Restaurant Associates, Inc.
999 Broadway
Saugus, MA 01906
                                             137,984                              2.0%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Terrance A. Smith (9)
c/o Boston Restaurant Associates, Inc.
999 Broadway
Saugus, MA 01906
                                              93,200                              1.31%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Anthony Buccieri (10)
c/o Boston Restaurant Associates, Inc.
999 Broadway
Saugus, MA 01906                              45,000                              *

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Dolphin Management, Inc. (11)
129 East 17th Street
New York, NY  10003                        1,025,000                             14.5%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Jordan American Holdings, Inc. (12)
1875 Ski Time Square Dr., Suite 1
Steamboat, Springs, CO  80487              1,451,721                             19.3%
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
All current directors and Named
Executive Officers as a group
(9 persons) (13)                           4,216,627                             45.2%
----------------------------------------------------------------------------------------------------------------------



*Less than one percent

 (1) Mr. Chapdelaine and Mr. Polcari were the Voting Trustees of a Voting Trust that held 1,265,150 shares pursuant to a certain Amended and Restated Voting Trust Agreement dated 28 April, 1994 (the "Voting Trust Agreement"). On 13 July, 1998, the Voting Trust was dissolved and its assets were distributed to the beneficiaries of the Voting Trust. Mr. Chapdelaine and Mr. Polcari were each issued 522,390 shares of the Company's Common Stock. Ms. Lucille Salhany, spouse of Mr. Polcari, received 54,988 shares and Anthony and Mary Polcari, jointly with right of survivorship, received 165,382 shares.

(2) Includes options to purchase 366,673 shares issuable pursuant to currently exercisable stock options.

(3) Includes 10,000 shares held by Bantam Group, Inc., a business advisory firm controlled by Mr. Caruso, and options to purchase 55,000 shares issuable pursuant to currently exercisable stock options.
(4) Based upon a Schedule 13D provided to the Company and information provided by Mr. Lipton. Includes 383,860 shares issuable pursuant to currently exercisable warrants.
(5) Includes options to purchase 20,000 shares issuable pursuant to currently exercisable stock options.
(6) Includes 125,243 shares issued to Ms. Salhany and Mr. Polcari, jointly with rights of survivorship, and 12,741 shares held by Ms. Salhany for the benefit of certain family members. Include options to purchase 264,173 shares issuable pursuant to currently exercisable stock options.
(7) Includes options to purchase 55,000 shares issuable pursuant to currently exercisable stock options.
(8)            Consists of 125,243 shares held by Ms. Salhany and Mr.
               Polcari, jointly with rights of survivorship, and 12,741 shares held by Ms. Salhany for the benefit of certain family members.
(9) Includes options to purchase 61,000 shares issuable pursuant to currently exercisable stock options.
(10) Includes options to purchase 39,900 shares issuable pursuant to currently exercisable stock options.
(11)           Based upon information provided to the Company. Includes
               30,000 shares issuable pursuant to currently exercisable warrants.
(12)           Based upon information provided to the Company. Includes
               500,000 shares issuable pursuant to currently exercisable warrants.
(13) Includes options to purchase 1,200,606 shares issuable pursuant to currently exercisable stock options and warrants.

MANAGEMENT

         The names of the Company's executive officers who are not directors of the Company, and certain biographical information furnished by them, are set forth below:

         Anthony A. Buccieri, 44, was appointed Vice President of Operations for the Pizzeria Regina operations in April 1994. Mr. Buccieri joined a predecessor of the Company in 1974 and has served in various capacities since that date, including as operations supervisor, assisting in the opening of all Pizzeria Regina outlets since 1983. Mr. Buccieri attended the University of Massachusetts.

         Fran Ross, 52, was appointed the Company's Vice President of Corporate Marketing in February 1995 and Vice President of Corporate Administration in October 1996. Ms. Ross was Vice President of Marketing for Back Bay Restaurant Group from December 1993 until December 1994 and for Legal Seafood, a restaurant chain, from November 1992 until December 1993. Ms. Ross holds a B.S. in Biochemistry, a degree from the Culinary Institute of America, and attended graduate school at Cornell University.

EXECUTIVE COMPENSATION

         The following Summary Compensation Table sets forth the compensation during the last three fiscal years of the Chief Executive Officer and the Vice President of Operations (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

----------------------------- ------------------------------------- -------------------------------------- -----------
                                      Annual Compensation                  Long-Term Compensation
                              ----------------------------------------------------------------------------
                                                                             Awards           Payouts
                                                                    --------------------------------------
Name and         Fiscal       Salary       Bonus       Other        Restricted   Securities   LTIP         All other
Principal        Year                                  Annual       Stock        Under-       Payouts      Compen-
Position         Ended                                 Compen-      Awards       Lying                     sation
                                                       sation                    Options
                                 ($)         ($)         ($)          ($)           (#)          ($)          ($)
---------------- ------------ ------------ ----------- ------------ ------------ ------------ ------------ -----------
---------------- ------------ ------------ ----------- ------------ ------------ ------------ ------------ -----------
George R.        4/25/99      165,000       35,000
Chapdelaine      4/26/98      132,795       0                                    50,000
President and    4/27/97      116,000       35,000
CEO
---------------- ------------ ------------ ----------- ------------ ------------ ------------ ------------ -----------
---------------- ------------ ------------ ----------- ------------ ------------ ------------ ------------ -----------
Anthony          4/25/99      100,400      1,300
Buccieri         4/29/98       93,400          0
                 4/27/97       93,400          0
---------------- ------------ ------------ ----------- ------------ ------------ ------------ ------------ -----------



EMPLOYMENT CONTRACT

         The Board of Directors of the Company has approved the terms of employment to be included in a new, one-year automatically renewable employment agreement with Mr. Chapdelaine, the Chief Executive Officer and President of the Company, to be effective 1 July, 1999. Under the terms of his employment, Mr. Chapdelaine receives an annual base salary of $185,000 and an annual performance bonus based upon yearly sales and profits goals. In addition, Mr. Chapdelaine is entitled to a minimum of 12 months' severance pay.

BONUS PROGRAM

         The Company has adopted an incentive program under which key contributors, selected by the Compensation Committee, will be paid cash bonuses. The aggregate amount of these bonuses will be based upon a formula related to the financial performance of the Company. Bonuses, if any, will be allocated by the Compensation Committee among the individual employees based upon their performance during the year.

STOCK OPTIONS

         The following table sets forth certain information with respect to the grants, exercises and fiscal year-end values of stock options to purchase shares of the Company's Common Stock for the Named Executive Officers during the last fiscal year.

                        OPTION GRANTS IN LAST FISCAL YEAR

----------------------------------------------------------------------------------------------------------------------
Name                      Number of Securities   Percent of Total
                          Underlying Options     Options Granted to
                          Granted                Employees in Fiscal     Exercise or Base
                                                 Year                    Price                  Expiration Date
                               (#)                                            ($/Sh)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
George R.                           0                      N/A                  N/A                      N/A
Chapdelaine, CEO
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Anthony Buccieri          15,000                 42.9%                   0.97                   9 September, 2008
----------------------------------------------------------------------------------------------------------------------



                       AGGREGATED OPTION EXERCISES IN LAST
                  FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

----------------------------------------------------------------------------------------------------------------------
Name                      Shares Acquired on     Value Realized          Number of Shares of    Value of Unexercised
                          Exercise (#)                ($)                Common Stock           In-the-Money Options
                                                                         Underlying             at April 25, 1999 ($)
                                                                         Unexercised Options    Exercisable/
                                                                         At April 25, 1999      Unexercisable
                                                                            (#)
                                                                         Exercisable /
                                                                         Unexercisable
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
George R. Chapdelaine,
CEO                               0                      0                   366,673/0               N/A
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Anthony Buccieri                  0                      0                26,900/43,000              N/A
----------------------------------------------------------------------------------------------------------------------



                                   PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors recommends that the stockholders ratify the selection of BDO Seidman, LLP as independent public accountants to examine the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending 25 April, 1999 and for the current fiscal year 2000. BDO Seidman, LLP has audited the Company's financial statements annually since 1994. BDO Seidman, LLP and its predecessor have served either the Company or its predecessor as independent public accountants for more than 14 years. The Board of Directors believes it is desirable and in the best interest of the Company to continue employment of that firm. The affirmative vote of a majority of the Company's Common Stock present in person or represented by proxy is required to ratify the appointment of BDO Seidman, LLP as the Company's independent public accountants. Action by stockholders is not required by law in the appointment of independent public accountants, but their appointment is submitted by the Board of Directors in order to give the stockholders a voice in the designation of accountants. If the appointment is not ratified by the stockholders, the Board of Directors will reconsider its choice of BDO Seidman, LLP as the Company's independent public accounts.

         A representative of BDO Seidman, LLP will be at the Meeting and will have an opportunity to make a statement, if so desired. The representative will be available to respond to appropriate questions.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


CONVERTIBLE SUBORDINATED DEBENTURES

         During fiscal 1998, the Company completed the placement of $1,500,000 of convertible subordinated debentures. Subordinated debentures outstanding at April 25, 1999 consisted of convertible debentures bearing interest at 8% through 31 December, 1997; 10% through 31 December, 1998; 12% through 31 December 1999; and 14% through 2011 equivalent to a blended rate of at 13.2% annually, payable semi-annually and convertible into the Company's common stock at a conversion rate of $1.25 per share. The Company can redeem the convertible debentures under certain conditions. The debentures are due December 2011. A member of the board of directors of the Company received a fee equal to 5% of the proceeds as compensation for services in connection with this transaction.


FRANCHISING AND JOINT VENTURE FOR NEW RESTAURANT CONCEPT

         In 1997, the Company formed Boston Restaurant Associates International, Inc. ("BRAII"), a wholly owned subsidiary, for the purpose of offering Pizzeria Regina franchise opportunities both domestically and internationally. BRAII has filed a Uniform Franchise Offering Circular and is actively seeking franchisees with operational experience.

         In January 1998, the Company entered into an international development agreement with Regina International, Ltd. ("Regina International") to pursue and develop franchise territories outside the Americas, anticipated to be principally in Europe, the Far East and the Pacific Rim. Terrance Smith, a Company director with experience in international franchising, has a controlling interest in Regina International, the international master franchisee under the development agreement. The agreement provides for payment of certain development fees and royalties to Regina International after certain events to the extent of positive cash flow. The agreement sets forth a development and operation schedule pursuant to which Regina International is obligated to meet milestones regarding certain minimum numbers of operational restaurants. Regina International has failed to meet the first such milestone, and the development agreement provides that as a result the Company may choose to redefine Regina International's exclusive franchise development territory to make such territory nonexclusive and limited to the area in which it has already sold franchises.

         In December 1998, BRAII entered into a twenty-year joint venture development agreement with Italian Ventures, LLC, a Kentucky corporation ("Italian Ventures"), for the purpose of developing and introducing a new type of full service bistro-type restaurant in the Continental United States. The joint venture entity, Regina Ventures, LLC ("Regina Ventures"), currently has one franchise territory and one Company restaurant site in Medina, Ohio under agreement. The Company has a 51% interest in Regina Ventures and Italian Ventures holds the remaining 49% interest. Richard Reeves and Terrance Smith, both of whom are Company directors, each have a 30% ownership interest in Italian Ventures. Under certain circumstances, Italian Ventures may put its 49% equity interest together with certain of its and its affiliates assets to the Company, and under certain circumstances the Company has a call on Italian Ventures' equity interest and the related assets. In both cases, the purchase price is based upon the earnings and net assets of Regina Ventures, and is payable in cash, Company stock or a combination of both at the discretion of the Company. As a result of certain issues which have arisen over the direction of the joint venture, the Company is currently in negotiations with Italian Ventures over the possible restructuring of the joint venture relationship.


OTHER MATTERS

VOTING PROCEDURES

         The votes of stockholders present in person or represented by proxy at the Meeting will be tabulated by an inspector of elections appointed by the Company. The seven (7) nominees for the Board of Directors of the Company who receive the greatest number of votes cast at the Meeting will be elected directors of the Company. Abstentions, including broker non-votes, will have no effect on the outcome of the vote for the election of directors. The affirmative vote of a majority of the shares of common stock represented in person or by proxy at the Meeting is required for approval of Proposal No. 2. Abstentions will have the effect of a vote against Proposal No. 2, but a broker non-vote will have no effect.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and National Association of Securities Dealers. Such reporting persons are also required to furnish the Company with copies of all Forms 3, 4, and 5 they file.

         Based solely on the Company's review of the copies of such Forms which it has received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, the Company believes that all of its directors, executive officers, and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them during the Company's fiscal year ended April 25, 1999.

OTHER PROPOSED ACTION

         The Board of Directors knows of no matters to be submitted at the Meeting other than Proposals No. 1 and 2. However, if any other matters should properly be presented at the Meeting, the persons named in the enclosed proxy card shall have discretionary authority to vote the shares represented thereby in accordance with their own judgment.

STOCKHOLDER PROPOSALS

         Proposals which stockholders intend to present at the Company's 2000 Annual Meeting of Stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, and wish to have included in the Company's proxy materials must be received by the Company no later than 11 April 2000. If a proponent fails to notify the Company by June 25, 2000 of a non-Rule 14a-8 shareholder proposal which it intends to submit at the Company's 2000 Annual Meeting of Stockholders, the proxy solicited by the Board of Directors with respect to such meeting may grant discretionary authority to the proxies named therein to vote with respect to such matter.

INCORPORATION BY REFERENCE

         THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED 25 APRIL, 1999, IS BEING MAILED WITH THIS PROXY STATEMENT TO STOCKHOLDERS ENTITLED TO NOTICE OF THE MEETING. THE CONSOLIDATED FINANCIAL STATEMENTS, UNAUDITED SELECTED QUARTERLY DATA AND MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS INCLUDED IN THE ANNUAL REPORT ARE INCORPORATED BY REFERENCE HEREIN.

THE COMPANY WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES WITH A COPY OF AN ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S MOST RECENT FISCAL YEAR, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE SENT TO INVESTOR RELATIONS, BOSTON RESTAURANT ASSOCIATES, INC., 999 BROADWAY, SUITE 400, SAUGUS, MASSACHUSETTS 01906.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.


                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   GORDON R. PENMAN, SECRETARY

BOSTON, MASSACHUSETTS
13 AUGUST, 1999

PROXY                  BOSTON RESTAURANT ASSOCIATES, INC.                PROXY

                        ANNUAL MEETING OF STOCKHOLDERS


     The undersigned hereby appoints George R. Chapdelaine attorney and proxy to represent the undersigned at the Annual Meeting of Stockholders (the "Meeting") of Boston Restaurant Associates, Inc. (the "Company") to be held on Monday, September 13, 1999, and at any adjournment or adjournments thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of and Proxy Statement for the Meeting in accordance with the instructions on the reverse side and with discretionary authority upon such other matters as may come before the meeting. All previous proxies are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE PROPOSALS DESCRIBED IN THE NOTICE OF AND PROXY STATEMENT FOR THE MEETINGS.

            CONTINUED, AND TO BE SIGNED, ON REVERSE SIDE
     (PLEASE FILL IN THE REVERSE SIDE AND MAIL IN ENCLOSED ENVELOPE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                     PROXY CARD BACK AS SOON AS POSSIBLE!

                        ANNUAL MEETING OF STOCKHOLDERS
                      BOSTON RESTAURANT ASSOCIATES, INC.

                             SEPTEMBER 13, 1999




              Please Detach and Mail in the Envelope Provided

       Please mark your
A /x/  votes as in this
       example.

                                   WITHHOLD
               FOR (all nominees   AUTHORITY
               except as marked   to vote for
                 to contrary)     all nominees                                                               FOR  AGAINST  ABSTAIN
1. Election of     /   /             /   /     Nominees:                     2. To ratify the appointment
   Directors                                         George R. Chapdelaine      of BDO Seidman LLP auditors  / /    / /      / /
                                                     Joseph J. Caruso           for fiscal year 2000.
                                                     Roger Lipton
(INSTRUCTION: To withhold authority to vote          Kathleen Mason
for any individual nominee, write that nominee's     John P. Polcari, Jr.
name in the space provided below.)                   Lucille Salhany
                                                     Terrance A. Smith
------------------------------------------------










Signature:____________________________ Date: __________________   Signature:____________________________ Date: __________________
NOTE: (Signatures should be the same as the name printed hereon. Executors, administrators, trustees, guardians, attorneys and officers of corporations should add their titles when signing).